                                                                EXHIBIT 99.2

                            CITIZENS & NORTHERN BANK

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com        Web Page: http://www.cnbankpa.com
                 --------------------                  -----------------------
                              Stock Symbol: CZNC.OB

Chartered 1864                                   FEDERAL DEPOSIT INSURANCE CORP

                                QUARTERLY REPORT
JUNE 30, 2003

Dear Shareholder:

      While your company delivers quality performance, we are beginning to see the effects of the continued decline in market interest rates. The interest margin has grown due to increases in earning assets - Loans up 17.27% and Available-for-Sale Securities by 6.39%. However, the interest spread, the difference between the cost of funds and the yield on earning assets, has diminished as yields on our loan and securities portfolios drop faster and greater than our ability to reduce interest paid on deposits and borrowed funds.

      Total Assets have increased by 11.81% year over year, with Net Loans up 17.27% and Available for Sale Securities up 6.39%. Deposits and Repo Sweeps also increased 7.14% over the same period. Trust Assets Under Management are up 3.59%.

      Net Income for the six months ended June 30th, 2003 is up 4.36% over the same period in 2002. The Interest Margin After Provision for Loan Losses shows an increase for the period of just 1.34%. Other Income decreased by 5.9% and Net Realized Security Gains increased by nearly 31%. Most of the security gains were from the equity portion of our portfolio, which has appreciated significantly in the past year. Other Expenses have increased mostly due to salary and benefits costs.

      Earnings per Share (Basic and Diluted) increased by 4 cents. Dividends paid for the first two quarters of 2003 have increased by 12.5% compared to the same period last year.

      Loan quality shows very little deterioration with Nonperforming Assets as a percentage of Total Assets virtually unchanged. We have allowed our Allowance for Loan Losses to decrease, as a percentage of Total Loans, to 1.21%, as loan quality remains strong. Our Risk-Based Capital Ratio remains at a high 20.02% and Shareholder Equity to Average Assets is 10.61%.

      The market value of our stock has increased by 33.45% year over year with a resulting increase in the Price Earnings Multiple to 12.91%, which is still low compared to our peers.

      We are formulating our plans and taking steps toward our entry into the Williamsport market. It is our intention to have an office opened before year-end, subject to appropriate regulatory approval. We will share more with you in future communiques. We appreciate your continued support.


                                                     Craig G. Litchfield
                                                     Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION

                               BOARD OF DIRECTORS

                    CRAIG G. LITCHFIELD CHAIRMAN OF THE BOARD
                    -----------------------------------------
      Dennis F. Beardslee                                  Leo F. Lambert
      R. Robert DeCamp                                     Edward L. Learn
      Jan E. Fisher                                        Edward H. Owlett, III
      R. Bruce Haner                                       Leonard Simpson
      Susan E. Hartley                                     James E. Towner
      Karl W. Kroeck                                       Ann M. Tyler
                                DIRECTORS EMERITI
      J. Robert Bower                                      F. David Pennypacker
      Lawrence F. Mase                                     Donald E. Treat
                                    OFFICERS
      Craig G. Litchfield        Chairman, President and Chief Executive Officer
      Mark A. Hughes             Treasurer
      Kathleen M. Osgood         Corporate Secretary

                            CITIZENS & NORTHERN BANK

                                     OFFICES
   428 S. Main Street, ATHENS, PA 18810                        570-888-2291
   111 Main Street, DUSHORE, PA 18614                          570-928-8124
   Main Street, EAST SMITHFIELD, PA 18817                      570-596-3131
   104 Main Street, ELKLAND, PA  16920                         814-258-5111
   102 E. Main Street, KNOXVILLE, PA 16928                     814-326-4151
   Main Street, LAPORTE, PA 18626                              570-946-4011
   Main Street, LIBERTY, PA 16930                              570-324-2331
   1085 S. Main Street, MANSFIELD, PA 16933                    570-662-1111
   Route 220, MONROETON, PA 18832                              570-265-2157
   3461 Rte.405 Highway, MUNCY, PA 17756                       570-546-6666
   Thompson Street, RALSTON, PA 17763                          570-995-5421
   503 N. Elmira Street, SAYRE, PA 18840                       570-888-2220
   41 Main Street, TIOGA, PA 16946                             570-835-5236
   428 Main Street, TOWANDA, PA18848                           570-265-6171
   Court House Square, TROY, PA 16947                          570-297-2159
   90-92 Main Street, WELLSBORO, PA 16901                      570-724-3411
   Route 6, WYSOX, PA 18854                                    570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
   90-92 Main Street, Wellsboro, PA 16901                      800-487-8784
   428 Main Street, Towanda, PA 18848                          888-987-8784
   428 S. Main St., Athens, PA 18810                           888-760-8192
   3461 Rte 405 Highway, Muncy, PA 17756                       570-546-6666

                                ACCOUNT SERVICES
   90-92 Main St, Wellsboro, PA 16901                          800-726-2265
                                BANKCARD SERVICES
   RR 7, Wellsboro PA 16901                                    800-676-6639
                                INTERNET BANKING
   90-92 Main St., Wellsboro, PA 16901                         570-724-0266
                                www.cnbankpa.com
                       C&N FINANCIAL SERVICES CORPORATION
   68 Main Street, Wellsboro, PA                               866-ASK-CNFS
                           www.cnfinancialservices.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data) (Unaudited)

                                                      3 MONTHS ENDED          6 MONTHS ENDED
                                                           JUNE                      JUNE
                                                      2003        2002         2003        2002
                                                   (CURRENT)   (PRIOR YR)    (CURRENT)   (PRIOR YR)
                                                  ----------   ----------   ----------   ----------

Interest and Dividend Income                      $   13,943   $   14,523   $   27,873   $   28,165
Interest Expense                                       6,089        6,745       12,332       13,061
                                                  ----------   ----------   ----------   ----------

Interest Margin                                        7,854        7,778       15,541       15,104
Provision for Loan Losses                                250          180          600          360
                                                  ----------   ----------   ----------   ----------
Interest Margin After Provision for Loan Losses        7,604        7,598       14,941       14,744
Other Income                                           1,628        1,681        3,168        3,368
Realized Gains on Securities, Net                        908          781        2,629        2,007
Other Expenses                                         5,356        5,248       10,888       10,354
                                                  ----------   ----------   ----------   ----------

Income Before Income Tax Provision                     4,784        4,812        9,850        9,765
Income Tax Provision                                     864          992        1,858        2,107
                                                  ----------   ----------   ----------   ----------
NET INCOME                                        $    3,920   $    3,820   $    7,992   $    7,658
                                                  ==========   ==========   ==========   ==========

PER SHARE DATA (**):
Net Income - Basic                                $     0.49   $     0.48   $     1.00   $     0.96
Net Income - Diluted                              $     0.49   $     0.48   $     0.99   $     0.95
Dividend Per Share                                $     0.21   $   0.1867   $     0.42   $   0.3733
Number Shares Used in Computation - Basic          8,007,797    8,008,290    8,007,428    8,011,743
Number Shares Used in Computation - Diluted        8,057,376    8,029,761    8,047,436    8,029,617





CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data) (Unaudited)

                                                   JUNE 30,     JUNE 30,
                                                     2003         2002
                                                  ----------   ----------
ASSETS
Cash & Due from Banks                             $   21,433   $   15,637
Available-for-Sale Securities                        508,312      477,788
Loans, Net                                           476,640      406,430
Other Assets                                          52,950       47,580
                                                  ----------   ----------
TOTAL ASSETS                                      $1,059,335   $  947,435
                                                  ==========   ==========

LIABILITIES
Deposits                                          $  657,076   $  611,846
Repo Sweep Accounts                                   16,307       16,675
                                                  ----------   ----------
     Total Deposits and Repo Sweeps                  673,383      628,521
Borrowed Funds                                       239,652      199,793
Other Liabilities                                     23,313       10,413
                                                  ----------   ----------
TOTAL LIABILITIES                                    936,348      838,727
                                                  ----------   ----------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities      108,292       99,420
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                             14,695        9,288
                                                  ----------   ----------
TOTAL SHAREHOLDERS' EQUITY                           122,987      108,708
                                                  ----------   ----------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          $1,059,335   $  947,435
                                                  ==========   ==========

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)

                                               6 MONTHS ENDED            %
                                                    JUNE               INCREASE
                                               2003        2002       (DECREASE)
                                               ----        ----       ----------
EARNINGS PERFORMANCE
Net Income                                 $    7,992    $  7,658         4.36%
Return on Average Assets                         1.57%       1.68%       -6.55%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)         1.60%       1.69%       -5.33%
Return on Average Equity                        13.33%      14.93%      -10.72%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)        15.07%      15.80%       -4.62%

BALANCE SHEET HIGHLIGHTS
Total Assets                               $1,059,335    $947,435        11.81%
Available-for-Sale Securities                 508,312     477,788         6.39%
Loans (Net)                                   476,640     406,430        17.27%
Allowance for Loan Losses
                                                5,860       5,354         9.45%
Deposits and Repo Sweep Accounts              673,383     628,521         7.14%
Trust Assets Under Management                 304,223     293,675         3.59%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                         $     1.00    $   0.96         4.17%
Net Income - Diluted                       $     0.99    $   0.95         4.21%
Dividends                                  $     0.42    $ 0.3733        12.51%
Book Value                                 $    15.35    $  13.58        13.03%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                    $    13.52    $  12.42         8.86%
Market Value (Last Trade)                  $    25.81    $  19.34        33.45%
Market Value /  Book Value                     168.14%     142.42%       18.06%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)       190.90%     155.72%       22.59%
Price Earnings Multiple                         12.91       10.07        28.20%
Dividend Yield                                   3.25%       3.86%      -15.80%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)        10.61%      10.70%       -0.84%
Nonperforming Assets / Total Assets              0.15%       0.15%        0.00%
Allowance for Loan Losses / Total Loans          1.21%       1.30%       -6.92%
Risk Based Capital Ratio                        20.02%      21.46%       -6.71%

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited) (Continued)


                                               6 MONTHS ENDED            %
                                                    JUNE               INCREASE
                                               2003        2002       (DECREASE)
                                               ----        ----       ----------
AVERAGE BALANCES
Average Assets                             $1,020,664   $ 911,571       11.97%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities               999,661     905,914       10.35%
Average Equity                                119,944     102,612       16.89%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities               106,068      96,955        9.40%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April 2003, and for 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.